Exhibit 99.1

Recast of Historical Segment

Operating Results and Certain

Supplemental Financial Information

Recast of Historical Segment Operating Results and Certain Supplemental Financial Information

This document recasts historical segment operating results and certain supplemental financial information contained within financial supplements to our quarterly earnings releases.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company presents certain non-GAAP financial measures in this document. Specifically, the Company presents adjusted direct premiums, other ceded premiums, operating revenues and operating income before income taxes.  Adjusted direct premiums and other ceded premiums are net of amounts ceded to affiliates of Citigroup Inc. under coinsurance transactions that were executed concurrent with our initial public offering (“IPO”) for all periods presented. Operating revenues and operating income before income taxes exclude the impact of realized investment gains and losses for all periods presented. Operating income before income taxes also excludes (1) the expense associated with our IPO-related equity awards, (2) the impact of charges recorded in 2013 for the settlement of claims made by certain Florida Retirement System plan participants and (3) the compensation expense recorded in 2014 associated with the CEO transition agreements discussed in our Current Report on Form 8-K dated January 2, 2015. We exclude these items because they are considered unusual or not indicative of our ongoing operations.  Our definitions of these non-GAAP financial measures may differ from the definitions of similar measures used by other companies.  Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance.  Furthermore, management believes that these non-GAAP financial measures may provide users with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of our core ongoing business.  These measures have limitations, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

Certain items throughout this document may not add due to rounding and as such, may not agree to other public reporting of the respective item.

Term Life Insurance - Financial Results and Analysis

(Dollars in thousands)
Term Life Insurance Operating Income Before Income Taxes	FY 2012	FY 2013	FY 2014	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Revenues:
Direct Premiums	$2,193,280	$2,229,204	$2,266,649	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873
Premiums ceded to Citi	(1,473,314)	(1,418,299)	(1,366,697)	(372,420)	(371,184)	(365,906)	(363,804)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)
Adjusted direct premiums	719,966	810,905	899,952	169,737	179,145	183,163	187,921	193,409	201,422	205,503	210,572	214,780	223,706	228,422	233,044	237,430	247,889
Other ceded premiums	(176,308)	(213,743)	(239,268)	(42,139)	(40,854)	(45,334)	(47,981)	(49,229)	(56,608)	(52,476)	(55,430)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)
Net premiums	543,658	597,162	660,684	127,598	138,292	137,829	139,939	144,180	144,813	153,027	155,142	159,330	160,282	169,005	172,067	174,042	175,662
Allocated net investment income	2,483	3,029	4,446	677	580	586	641	688	713	764	864	1,000	1,033	1,142	1,270	1,405	1,436
Other, net	30,357	29,017	28,838	7,547	7,753	7,788	7,268	6,984	7,436	7,399	7,199	6,937	7,245	7,337	7,318	7,042	7,641
Operating revenues	576,498	629,208	693,968	135,822	146,625	146,203	147,848	151,851	152,962	161,190	163,204	167,267	168,561	177,485	180,655	182,489	184,738
Benefits and expenses:
Benefits and claims	239,346	262,357	295,332	57,509	59,984	60,733	61,120	65,547	61,689	67,788	67,334	71,263	68,287	77,722	78,059	77,990	78,268
Amortization of DAC	104,272	115,891	133,331	23,933	22,547	27,645	30,147	27,865	25,777	29,679	32,570	32,721	29,778	34,171	36,661	35,017	32,797
Insurance commissions	9,599	4,600	4,003	3,577	2,314	2,168	1,539	1,199	1,062	901	1,437	1,315	929	1,070	690	601	1,382
Insurance expenses	85,156	98,081	109,198	19,717	21,782	20,532	23,125	23,846	24,508	25,125	24,603	26,413	26,293	30,514	25,978	32,804	27,603
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating benefits and expenses	438,373	480,928	541,865	104,736	106,628	111,078	115,931	118,456	113,035	123,493	125,944	131,713	125,287	143,477	141,388	146,413	140,049
Operating income before income taxes	$138,126	$148,280	$152,103	$31,087	$39,997	$35,125	$31,918	$33,395	$39,927	$37,698	$37,260	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689

Total Term Life Insurance - Financial Analysis
Primary direct premiums	$361,596	$465,730	$567,380	$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$145,636	$150,916	$156,714	$167,118
Legacy direct premiums	1,831,684	1,763,473	1,699,269	463,011	461,470	454,936	452,267	445,957	444,628	437,634	435,255	428,809	427,876	422,956	419,629	412,449	412,754
Total direct premiums	$2,193,280	$2,229,204	$2,266,649	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873

Premiums ceded to Citi	$1,473,314	$1,418,299	$1,366,697	$372,420	$371,184	$365,906	$363,804	$358,625	$357,613	$351,983	$350,077	$344,883	$344,143	$340,170	$337,501	$331,733	$331,984
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%

Benefits and claims, net	$415,654	$476,100	$534,600	$99,648	$100,838	$106,067	$109,101	$114,776	$118,297	$120,263	$122,764	$126,713	$131,711	$137,139	$139,037	$141,379	$150,494
% of adjusted direct premiums	57.7%	58.7%	59.4%	58.7%	56.3%	57.9%	58.1%	59.3%	58.7%	58.5%	58.3%	59.0%	58.9%	60.0%	59.7%	59.5%	60.7%

DAC amortization & insurance commissions	$113,871	$120,490	$137,335	$27,510	$24,861	$29,813	$31,686	$29,064	$26,839	$30,580	$34,007	$34,036	$30,707	$35,241	$37,351	$35,619	$34,179
% of adjusted direct premiums	15.8%	14.9%	15.3%	16.2%	13.9%	16.3%	16.9%	15.0%	13.3%	14.9%	16.1%	15.8%	13.7%	15.4%	16.0%	15.0%	13.8%

Insurance expenses, net	$54,798	$69,063	$80,361	$12,169	$14,029	$12,743	$15,857	$16,862	$17,072	$17,726	$17,404	$19,476	$19,047	$23,177	$18,660	$25,762	$19,962
% of adjusted direct premiums	7.6%	8.5%	8.9%	7.2%	7.8%	7.0%	8.4%	8.7%	8.5%	8.6%	8.3%	9.1%	8.5%	10.1%	8.0%	10.9%	8.1%

Total term life operating income before income taxes	$138,126	$148,280	$152,103	$31,087	$39,997	$35,125	$31,918	$33,395	$39,927	$37,698	$37,260	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689
% of adjusted direct premiums	19.2%	18.3%	16.9%	18.3%	22.3%	19.2%	17.0%	17.3%	19.8%	18.3%	17.7%	16.6%	19.3%	14.9%	16.8%	15.2%	18.0%

Recast due to change in segment measurement

Corporate & Other Distributed Products – Financial Results and Analysis

(Dollars in thousands)	FY 2012	FY 2013	FY 2014	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Corporate & Other Distributed Products
Revenues:
Direct premiums	$37,751	$35,987	$34,683	$9,713	$10,275	$9,061	$8,703	$8,870	$9,356	$9,561	$8,200	$8,542	$8,892	$8,890	$8,360	$8,295	$8,376
Ceded premiums	(14,130)	(12,117)	(10,852)	(3,604)	(3,777)	(3,752)	(2,998)	(2,750)	(3,229)	(3,030)	(3,109)	(2,381)	(2,980)	(2,611)	(2,880)	(2,419)	(2,644)
Net premiums	23,620	23,870	23,831	6,108	6,499	5,309	5,705	6,120	6,127	6,531	5,091	6,160	5,912	6,279	5,480	5,876	5,732
Allocated net investment income	98,321	85,723	82,027	25,419	23,025	26,296	23,580	22,528	20,314	21,338	21,543	20,598	20,648	19,323	21,458	19,768	17,640
Commissions and fees:
Loans	2,378	1,220	447	913	627	438	400	293	406	264	256	200	101	78	69	42	43
DebtWatchers	2,522	1,846	1,398	717	648	609	548	491	462	482	411	385	360	337	316	307	311
Prepaid Legal Services	9,236	9,321	10,336	2,289	2,266	2,364	2,318	2,254	2,255	2,396	2,415	2,339	2,285	2,487	3,225	2,468	2,494
Auto and Homeowners Insurance	6,588	7,028	7,354	1,689	1,836	1,271	1,791	1,685	1,890	1,470	1,982	1,719	1,998	1,606	2,032	1,770	2,096
Long-Term Care Insurance	2,905	2,562	2,206	729	653	756	767	628	664	705	565	521	570	565	550	534	583
Other sales commissions	915	1,369	1,392	6	219	325	364	323	316	341	389	337	399	467	188	391	412
Other, net	5,442	5,040	5,259	1,475	1,373	1,337	1,257	1,270	1,263	1,374	1,133	1,269	1,318	1,569	1,103	1,136	1,140
Operating revenues	151,927	137,978	134,250	39,346	37,145	38,705	36,731	35,592	33,699	34,902	33,786	33,527	33,591	32,710	34,422	32,291	30,451
Benefits and expenses:
Benefits and claims	14,701	17,574	16,085	4,511	2,435	3,619	4,137	3,269	2,634	8,760	2,912	3,928	4,125	3,513	4,519	4,510	4,253
Amortization of DAC	3,371	2,097	2,313	(625)	2,778	178	1,040	496	459	(29)	1,171	137	747	289	1,141	(5)	685
Insurance commissions	3,055	2,883	2,550	1,040	566	874	574	750	738	783	612	681	715	686	468	617	581
Insurance expenses	5,738	7,376	6,254	1,417	1,300	2,179	843	1,667	2,006	1,451	2,252	2,088	1,900	981	1,285	1,837	1,491
Sales commissions	13,164	12,439	11,593	3,371	3,159	3,292	3,342	3,007	3,129	3,316	2,986	2,833	2,803	2,929	3,029	2,764	2,845
Interest expense	33,101	35,018	34,570	6,910	8,505	8,829	8,857	8,795	8,792	8,726	8,704	8,606	8,552	8,712	8,700	8,676	8,642
Other operating expenses	70,884	72,075	78,792	18,489	17,189	17,092	18,113	17,492	19,698	17,911	16,975	18,266	19,161	22,211	19,154	19,486	18,161
Operating benefits and expenses	144,014	149,463	152,159	35,113	35,933	36,063	36,905	35,476	37,456	40,919	35,611	36,540	38,002	39,321	38,295	37,886	36,657
Operating income before income taxes	$7,913	$(11,485)	$(17,909)	$4,233	$1,213	$2,642	$(174)	$116	$(3,758)	$(6,017)	$(1,826)	$(3,013)	$(4,412)	$(6,611)	$(3,874)	$(5,595)	$(6,207)

Recast due to change in segment measurement

Operating Income

(Dollars in thousands)
Operating Income Before Income Taxes	FY 2012	FY 2013	FY 2014	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Term life insurance segment	$138,126	$148,280	$152,103	$31,087	$39,997	$35,125	$31,918	$33,395	$39,927	$37,698	$37,260	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689
Investment and savings products segment	121,116	120,888	146,017	28,869	29,445	31,608	31,194	26,353	27,675	31,498	35,361	34,028	36,047	36,904	39,039	35,044	37,746
Corporate and other distributed products segment	7,913	(11,485)	(17,909)	4,233	1,213	2,642	(174)	116	(3,758)	(6,017)	(1,826)	(3,013)	(4,412)	(6,611)	(3,874)	(5,595)	(6,207)
Total consolidated operating income before income taxes	$267,155	$257,683	$280,211	$64,189	$70,654	$69,374	$62,937	$59,864	$63,844	$63,179	$70,795	$66,569	$74,909	$64,301	$74,432	$65,525	$76,228

Recast due to change in segment measurement

Reconciliation of Non-GAAP to GAAP Financial Measures

(Dollars in thousands)	FY 2012	FY 2013	FY 2014	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$719,966	$810,905	$899,952	$169,737	$179,145	$183,163	$187,921	$193,409	$201,422	$205,503	$210,572	$214,780	$223,706	$228,422	$233,044	$237,430	$247,889
Premiums ceded to Citi	1,473,314	1,418,299	1,366,697	372,420	371,184	365,906	363,804	358,625	357,613	351,983	350,077	344,883	344,143	340,170	337,501	331,733	331,984
Term Life direct premiums	$2,193,280	$2,229,204	$2,266,649	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(176,308)	$(213,743)	$(239,268)	$(42,139)	$(40,854)	$(45,334)	$(47,981)	$(49,229)	$(56,608)	$(52,476)	$(55,430)	$(55,450)	$(63,424)	$(59,417)	$(60,978)	$(63,389)	$(72,227)
Premiums ceded to Citi	(1,473,314)	(1,418,299)	(1,366,697)	(372,420)	(371,184)	(365,906)	(363,804)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)
Term Life ceded premiums	$(1,649,622)	$(1,632,041)	$(1,605,965)	$(414,559)	$(412,038)	$(411,240)	$(411,786)	$(407,854)	$(414,222)	$(404,459)	$(405,506)	$(400,334)	$(407,566)	$(399,587)	$(398,478)	$(395,122)	$(404,211)

Reconciliation from Consolidated Operating Revenues to Consolidated Total Revenues
Operating revenues	$1,142,390	$1,224,324	$1,340,290	$275,302	$286,737	$286,071	$294,280	$296,164	$300,022	$310,815	$317,323	$324,065	$330,299	$339,468	$346,459	$343,854	$350,270
Realized investment gains/(losses)	11,382	6,246	(261)	2,132	4,320	3,872	1,058	2,286	3,468	(407)	899	263	831	(281)	(1,074)	1,284	597
Total revenues	$1,153,772	$1,230,570	$1,340,030	$277,434	$291,057	$289,944	$295,337	$298,450	$303,490	$310,408	$318,222	$324,328	$331,130	$339,187	$345,385	$345,139	$350,867

Reconciliation from Consolidated Operating Income Before Income Taxes to Consolidated Income from Continued Operations Before Income Taxes
Operating income before income taxes	$267,155	$257,683	$280,211	$64,189	$70,654	$69,374	$62,937	$59,864	$63,844	$63,179	$70,795	$66,569	$74,909	$64,301	$74,432	$65,525	$76,228

Operating income before income taxes reconciling items:	—	—	—
Realized investment gains/(losses)	11,382	6,246	(261)	2,132	4,320	3,872	1,058	2,286	3,468	(407)	899	263	831	(281)	(1,074)	1,284	597
Co-CEOs transition expenses	—	—	(4,228)	—	—	—	—	—	—	—	—	—	—	—	(4,228)	—	—
FRS legal settlements	—	(15,738)	—	—	—	—	—	—	(188)	—	(15,551)	—	—	—	—	—	—
IPO equity award grants	(12,415)	(3,184)	—	(3,068)	(3,184)	(3,096)	(3,067)	(3,010)	(174)	—	—	—	—	—	—	—	—
Total operating income before income taxes reconciling items	(1,033)	(12,677)	(4,489)	(936)	1,136	776	(2,009)	(724)	3,106	(407)	(14,652)	263	831	(281)	(5,302)	1,284	597

Income from continued operations before income taxes	$266,121	$245,006	$275,723	$63,253	$71,790	$70,150	$60,928	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825